Impairment charges	12 Months Ended
Dec. 31, 2018
Disclosure Of Impairment Loss And Reversal Of Impairment Loss [Abstract]
Impairment charges

6 Impairment charges

				Non-
				controlling	Net	Pre-tax	Pre-tax
		Pre-tax	Taxation	interests	amount	amount	amount
		2018	2018	2018	2018	2017	2016
	Note	US$m	US$m	US$m	US$m	US$m	US$m
Aluminium – ISAL Smelter		(123)	25	-	(98)	-	-
Energy & Minerals – Rössing		(9)	-	3	(6)	(267)	-
Energy & Minerals – Roughrider		-	-	-	-	(357)	-
Copper & Diamonds – Argyle		-	-	-	-	(172)	(241)
Other		-	-	-	-	-	(8)
Total impairment charge		(132)	25	3	(104)	(796)	(249)

Allocated as:
Goodwill	12	-				-	-
Intangible assets	13	(2)				(357)	(1)
Property, plant and equipment	14	(130)				(435)	(248)
Other assets and liabilities		-				(4)	-
Total impairment charge		(132)				(796)	(249)
Comprising:
Total impairment charge net of reversals in the financial information by business unit (page 249)					(132)	(796)	(249)
Taxation (including related to EAUs)					25	141	66
Non-controlling interests					3	174	-
Total impairment in the income statement					(104)	(481)	(183)

Aluminium – ISAL Smelter

In 2018, we reached agreement to sell the ISAL Dmelter in Iceland, our 53.3% interest in the Aluchemie anode plant in the Netherlands and our 50% share in the Aluminium fluoride plant in Sweden. The anticipated headline sales price of US$345 million was lower than the carrying value of these assets leading us to recognise an impairment charge of US$123 million. This was based on a fair value less cost of disposal (FVLCD) model, against property, plant and equipment and acquired software. Subsequently, Hydro withdrew its offer. We continue to actively market this CGU and have not identified any indications of further impairment or impairment reversals.

Energy & Minerals – Rössing, Namibia

In 2017, our annual impairment trigger assessment at the Rössing Uranium CGU identified a drop in forecast prices for uranium due to oversupply in the market. When we assessed the recoverable amount of the assets, we determined that the property, plant and equipment and certain other non-current assets should be fully impaired, resulting in a pre-tax impairment charge of US$267 million.

In 2018, we agreed to sell our share of Rössing Uranium to China National Uranium Corporation Limited. Subject to the completion of certain conditions precedent, the transaction is expected to complete in the first half of 2019. After taking account of the cash held by Rössing that will go to the buyer as part of the transaction, it is our expectation that the transaction will result in a cash outflow (refer to note 19). We have recognised a pre-tax impairment charge of US$9 million on transfer to assets held for sale to write off the property, plant and equipment purchased during the year.

Copper & Diamonds – Argyle Diamond Mine, Australia

In 2016, our annual impairment trigger assessment at the Argyle CGU identified the impact of lower production volumes compared with forecast and lower prices achieved for bulk diamonds as impairment indicators. We calculated a recoverable amount for Argyle of US$191 million, resulting in a pre-tax impairment charge of US$241 million to property, plant and equipment and intangible assets.

In 2017, our annual impairment trigger assessment at the Argyle CGU identified impairment indicators because of lower production volumes compared with forecast, a smaller than expected contribution from productivity improvements and lower realised prices. In assessing the recoverable amount of the assets, we determined that the property, plant and equipment, including an updated closure asset, was fully impaired resulting in a pre-tax impairment charge of US$172 million. The impairment charge resulted in the recognition of deferred tax assets of US$34 million, which will be recovered by other business units in the same tax group.

Energy & Minerals – Roughrider, Canada

In 2017, after reassessing our planned exploration spend, we decided not to plan or budget for evaluating the Roughrider deposit. We identified this as an impairment indicator under IFRS 6 and, due to uncertainty around whether there are viable quantities of uranium there, set a recoverable amount of US$nil for the evaluation and exploration assets. In light of this, we recorded an impairment charge of US$357 million to write off the mineral interests recognised when we acquired Roughrider.

Copper & Diamonds – Oyu Tolgoi, Mongolia

As noted in the Strategic Report for Copper & Diamonds, the Group has observed a deterioration in some internal and external indicators of value for the Oyu Tolgoi CGU and has therefore prepared an assessment of recoverable amount.

The net present value of post-tax cash flows, based on the IAS 36 fair value less costs of disposal (FVLCD) methodology, for the Oyu Tolgoi CGU, discounted at 8% in real-terms, exceeds the carrying value by US$3.1 billion.  As such, no impairment charge has been recognised.  The recoverable amount incorporates a reduction in value of approximately US$1.1 billion, compared with the 2017 forecast, as a result of those changes to the project schedule, cost and scope, including the location of the power station, where the extent of those changes, and their value impacts, can be reasonably assessed at this time.  This reduction was offset by value accretion of US$1.3 billion due to the annual unwind of the discount for the timing of expected cash inflows and inflation.

The individual assumptions subject to the most estimation uncertainty for the FVLCD calculation are the copper price and the discount rate.  To illustrate these sensitivities, the valuation headroom would be eliminated by an increase to the discount rate of 1.9%, or a reduction of US$0.39 per pound to the forecast copper price throughout the life of the mine, if all other inputs remained constant.  In the long term, this price sensitivity is the equivalent to a 13% reduction in copper prices.  These cash flows have been calculated in line with the accounting policy set out in note 1(i) of the 2017 Annual Report.

As set out in the Strategic report, in October 2018 we announced our annual reforecast of the development schedule which at that time suggested a nine-month delay in the schedule to sustainable production, primarily caused by delays in completing and equipping the primary production shaft and by some zones of variable rock strength that had been encountered.  In December 2018, we announced the signing of the Power Source Framework Agreement, which sets out an amended timetable for Oyu Tolgoi to meet its obligation to source power domestically.  These updates, together with an estimate of the financial impact of a potential further delay in the commissioning of the primary production shaft, have been reflected in the recoverable amount of the CGU as set out above.

Since then, our mine design teams have continued to work with the more comprehensive geotechnical data that has become available as the underground development continues, and it is clear that potentially significant changes to the design of some future elements of the development, and to the development schedule, will be needed, to allow for zones of particularly variable rock strength which have been encountered in the footprint of the mine. The detailed design work is under way, as is the work necessary to estimate the impact on cost and schedule that these changes may have. Given the very early status of this work, no adjustments have at this time been made to the recoverable amount.  The Group will continue to review the CGU for further indicators of impairment as this work progresses.

Recognising the uncertainties noted above, as well as the time remaining through to ramp-up of commercial production, the Group highlights that it does not consider the current headroom to be indicative of an impairment reversal at this time.